Exhibit 10.3
Execution Version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT No. 4 TO LETTER AGREEMENT COM0271-15
This Amendment No. 4 COM207-18 (the “Amendment No. 4”) dated as of April 19, 2018 is between Embraer S.A. (“Embraer”) and Aircastle Holding Corporation Limited (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Letter Agreement COM0271-15 dated June 12, 2015 as amended from time to time (the “Letter Agreement”).
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Letter Agreement and in case of any conflict between this Amendment No. 4 and the Letter Agreement, this Amendment No. 4 shall control.

WHEREAS, [***];

WHEREAS, [***];

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. [***]

The Article 1 is hereby deleted and replaced in its entirety by the following:
[***].

2. [***]

The Article 2 is hereby deleted and replaced in its entirety by the following:
[***].

3. [***]

The Article 13 is hereby deleted and replaced in its entirety by the following:
[***].

4. [***]

The Article 16 is hereby deleted in its entirety and is of no further force or effect.

5. [***]

A new Article 16 shall be added to the Letter Agreement, as follows:
[***].

6. REINSTATEMENT OF LETTER AGREEMENT
All other provisions and conditions of the referenced Letter Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 4 shall remain in full force and effect without any change.
7. COUNTERPARTS
This Amendment No. 4 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the “same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 4 may be signed by facsimile or email electronic signature with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 4 to be effective as of the date first written above.

EMBRAER S.A.                  AIRCASTLE HOLDING CORPORATION

LIMITED

By:     /s/ John Slattery__________                By:     /s/ Stephen Quinn_________________
Name:    John Slattery                        Name:     Stephen Quinn
Title:     President & CEO                 Title:     Director
    Commercial Aviation

By:    /s/ Simon Newitt__________
Name:     Simon Newitt
Title:     Vice President Contracts
    Commercial Aviation

Place:     São José dos Campos - SP                 Place:     Stamford, CT
    Brazil

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THE FOLLOWING ATTACHMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]